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                                                                    EXHIBIT 10.1


                       AMENDMENT NO. 9 TO CREDIT AGREEMENT

       THIS AMENDMENT NO. 9 TO CREDIT AGREEMENT (the "Amendment") is dated as of January 2, 2003 and is made by and among RENT-WAY, INC., a Pennsylvania corporation, for itself and as successor by merger to Rentavision, Inc., a New York corporation (the "Borrower"), RENT-WAY OF TTIG, L.P., an Indiana limited partnership (the "Co-Borrower"), each of the GUARANTORS, each of the LENDERS (as defined in the Credit Agreement defined below), NATIONAL CITY BANK OF PENNSYLVANIA, in its capacity as administrative agent for the Lenders under the Credit Agreement (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as documentation agent for the Lenders, and HARRIS TRUST AND SAVINGS BANK, in its capacity as syndication agent.

                                   WITNESSETH:

       WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of September 23, 1999, as amended by Amendment No. 1 thereto dated as of November 17, 1999, Amendment No. 2 thereto dated as of December 6, 1999, Amendment No. 3 thereto dated as of December 7, 1999, Amendment No. 4 thereto dated as of June 28, 2000, Amendment No. 5 thereto dated as of November 16, 2000, Amendment No. 6 thereto dated as of October 5, 2001, Amendment No. 7 thereto dated as of June 24, 2002, and Amendment No. 8 thereto dated as of December 13, 2002 (collectively, the "Credit Agreement"), pursuant to which the Lenders provided to the Borrower and the Co-Borrower, as of the date of Amendment No. 6 to the Credit Agreement, a revolving credit facility in the maximum principal amount of $75,000,000, Term Loans A in the principal amount of $117,567,083.30 and Term Loans B in the principal amount of $170,980,650.64;

       WHEREAS, the Borrower, the Co-Borrower, the Guarantors and the Lenders are parties to that certain Consent Agreement dated as of December 27, 2002, pursuant to which the Lenders consented to the sale by the Borrower, the Co-Borrower and Rent-Way of Michigan, Inc., of certain of their assets to Rent-A-Center, Inc., a Delaware corporation, pursuant to the terms of that certain Asset Purchase Agreement dated as of December 17, 2002;

       WHEREAS, the aggregate Revolving Credit Commitments of the Lenders are currently $50,000,000, the aggregate principal balance outstanding on the Term Loans A is $90,134,156.57, and the aggregate principal balance outstanding on the Term Loans B is $166,319,132.93.

       WHEREAS, the Borrower, the Co-Borrower, the Guarantors, the Lenders and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided.

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       NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows

       1. Defined terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.

       2. The following definitions set forth in Section 1.1 are hereby amended and restated as follows:

              "Base Rate Option shall mean either the Revolving Credit Base Rate Option, the Term Loan A Base Rate Option, the Term Loan B Base Rate Option OR THE SUPPLEMENTAL TERM LOAN BASE RATE OPTION.

              Commitment shall mean as to any Lender the aggregate of its Revolving Credit Commitments, Term Loan A Commitments, Term Loan B Commitments AND SUPPLEMENTAL TERM LOAN COMMITMENTS, and Commitments shall mean the aggregate of the Revolving Credit Commitments, Term Loan A Commitments, Term Loan B Commitments and SUPPLEMENTAL TERM LOAN COMMITMENTS of all of the Lenders.

              Euro-Rate Option shall mean either the Revolving Credit Euro-Rate Option, the Term Loan A Euro-Rate Option, the Term Loan B Euro-Rate Option or the SUPPLEMENTAL TERM LOAN EURO-RATE OPTION.

              Loans shall mean collectively and Loan shall mean separately all Revolving Credit Loans, the Term Loans A, the Term Loans B AND THE SUPPLEMENTAL TERM LOANS, or any Revolving Credit Loan, Term Loan A, Term Loan B OR SUPPLEMENTAL TERM LOAN."

       3. The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:

              "Consent Agreement shall mean that certain Consent Agreement dated as of December 27, 2002, among the Loan Parties and the Required Lenders.

              RAC shall mean Rent-A-Center, Inc., a Delaware corporation.

              RAC Agreement shall mean that certain Asset Purchase Agreement dated as of December 17, 2002, as amended from time to time in accordance with the terms of this Agreement and the Consent Agreement, among the Borrower, the Co-Borrower, Rent-Way of Michigan, Inc., and RAC.

              Supplemental Term Loan shall have the meaning given to such term in Section 3.1; Supplemental Term Loans shall mean collectively all of the Supplemental Term Loans.


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

              Supplemental Term Loan Base Rate Option shall mean the option of the Borrower and the Co-Borrower to have Supplemental Term Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.4.

              Supplemental Term Loan Commitment shall mean, as to any Lender at any time, the amount initially set forth opposite its name on Schedule 1.1(C) to Amendment No. 9 to the Agreement and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and Supplemental Term Loan Commitments shall mean the aggregate Supplemental Term Loan Commitments of all of the Lenders.

              Supplemental Term Loan Euro-Rate Option shall mean the option of the Borrower and the Co-Borrower to have Supplemental Term Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.4.

              Supplemental Term Loan Maturity Date shall mean the earlier of (i) the "Closing Date", as such term is defined in the RAC Agreement, or (ii) March 31, 2003.

              Supplemental Term Notes shall mean collectively and Supplemental Term Note shall mean separately all of the Term Notes of the Borrower and the Co-Borrower in the form of Exhibit 1.1(T)(3) evidencing the Supplemental Term Loans, together with all amendments, extensions, renewals, replacements, refinancings or refunds thereof in whole or in part.

              Term Loans shall mean collectively and Term Loan shall mean separately all the Term Loans A, the Term Loans B and the Supplemental Term Loans, or any Term Loan A, Term Loan B or Supplemental Term Loan."

       4. Sections 3.1 through 3.4 of the Credit Agreement are hereby amended and restated as follows:

              "3.1   Term Loan Commitments.

              3.1.1  Term Loan A Commitments.

              Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, each Lender with a Term Loan A Commitment severally agrees to continue the advance of a term loan (the "Term Loan A") to the Borrower and the Co-Borrower on the Closing Date in an amount equal to such Lender's Term Loan A Commitment, which amount represents the then current outstanding principal balance of such Term Loan A as of the Closing Date.

              3.1.2  Term Loan B Commitments.

              Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, each Lender with a Term Loan B Commitment severally agrees to continue the advance of a term loan (the "Term Loan B") to the Borrower and the Co-Borrower in an amount equal to such Lender's Term Loan B Commitment, which amount represents the then current outstanding principal balance of such Term Loan B as of the Closing Date.


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              3.1.3 SUPPLEMENTAL TERM LOAN COMMITMENTS.

              SUBJECT TO THE TERMS AND CONDITIONS HEREOF, AND RELYING UPON THE REPRESENTATIONS AND WARRANTIES HEREIN SET FORTH, EACH LENDER WITH A SUPPLEMENTAL TERM LOAN COMMITMENT SEVERALLY AGREES TO THE ADVANCE OF A TERM LOAN (THE "SUPPLEMENTAL TERM LOAN") TO THE BORROWER AND THE CO-BORROWER ON THE EFFECTIVE DATE OF AMENDMENT NO. 9 TO THE AGREEMENT IN AN AMOUNT EQUAL TO SUCH LENDER'S SUPPLEMENTAL TERM LOAN COMMITMENT.

              3.2    Nature of Lenders' Obligations with Respect to Term Loans.

                     Each Lender's Term Loans to the Borrower and the Co-Borrower shall never exceed its Term Loan Commitments. The Term Loan Commitments are not revolving credit commitments, and the Borrower and the Co-Borrower shall not have the right to borrow, repay and reborrow under Section 3.1.

              3.3    Term Loan Notes.

                     The Obligation of the Borrower and the Co-Borrower to repay the unpaid principal amount of the Term Loans made to the Borrower and the Co-Borrower by each Lender, together with interest thereon, shall continue to be evidenced by a Term Note dated September 23, 1999, June 28, 2000 OR JANUARY 2, 2003 (or if such Lender was not a party to this Agreement on the effective date of Amendment No. 4 to this Agreement, then the date that such Lender joined in this Agreement), payable to the order of each Lender in a face amount equal to the Term Loan of such Lender prior to the amortization of the Term Loan, IF ANY, which occurred prior to the Closing Date.

                     The principal amount of the Term Notes A shall continue to be payable in quarterly payments due on the last day of each December, March, June and September, beginning with the quarter ending December 31, 2001, and as follows:

                                                     Amount of Principal Payment
       Quarters Ending on Following Date                 Due on Payment Date
       ---------------------------------             ---------------------------
              December 31, 2001                             $ 5,722,222.22
              March 31, 2002                                $ 5,722,222.22
              June 30, 2002                                 $ 5,722,222.22
              September 30, 2002                            $ 7,152,777.78
              December 31, 2002                             $ 7,152,777.78
              March 31, 2003                                $ 7,152,777.78
              June 30, 2003                                 $ 7,152,777.78
              September 30, 2003                            $ 8,583,333.33
              December 31, 2003                      remaining principal balance
                                                             outstanding


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                     The principal amount of the Term Notes B shall continue to be payable in quarterly payments due on the last day of each December, March, June and September, beginning with the quarter ending December 31, 2001, and as follows:

                                                     Amount of Principal Payment
       Quarters Ending on Following Date                 Due on Payment Date
       ---------------------------------             ---------------------------

              December 31, 2001                             $ 443,750.00
              March 31, 2002                                $ 443,750.00
              June 30, 2002                                 $ 443,750.00
              September 30, 2002                            $ 443,750.00
              December 31, 2002                             $ 443,750.00
              March 31, 2003                                $ 443,750.00
              June 30, 2003                                 $ 443,750.00
              September 30, 2003                            $ 443,750.00
              December 31, 2003                      remaining principal balance
                                                             outstanding

                     THE PRINCIPAL AMOUNT OF THE SUPPLEMENTAL TERM NOTES SHALL BE PAYABLE IN FULL ON THE EARLIER OF (i) THE "CLOSING DATE" AS SUCH TERM IS DEFINED IN THE RAC AGREEMENT, OR (ii) MARCH 31, 2003.

       3.4    Use of Proceeds.

              The proceeds of the Term Loans shall be used in accordance with
Section 8.1.10."

       5. Section 4.1.4 of the Credit Agreement is hereby Amended and Restated as follows:

              "4.1.4 SUPPLEMENTAL TERM LOAN INTEREST RATE OPTIONS; RATE QUOTATIONS.

                     THE BORROWER AND THE CO-BORROWER SHALL HAVE THE RIGHT TO SELECT FROM THE FOLLOWING INTEREST RATE OPTIONS APPLICABLE TO THE SUPPLEMENTAL TERM LOANS:

              (i) SUPPLEMENTAL TERM LOAN BASE RATE OPTION: A FLUCTUATING RATE PER ANNUM (COMPUTED ON THE BASIS OF A YEAR OF 365 OR 366 DAYS, AS THE CASE MAY BE, AND ACTUAL DAYS ELAPSED) EQUAL TO THE BASE RATE PLUS THE APPLICABLE MARGIN, SUCH INTEREST RATE TO CHANGE AUTOMATICALLY FROM TIME TO TIME EFFECTIVE AS OF THE EFFECTIVE DATE OF EACH CHANGE IN THE BASE RATE OR APPLICABLE MARGIN; OR

              (ii) SUPPLEMENTAL TERM LOAN EURO-RATE OPTION: A RATE PER ANNUM (COMPUTED ON THE BASIS OF A YEAR OF 360 DAYS AND ACTUAL DAYS ELAPSED) EQUAL TO THE EURO-RATE PLUS THE APPLICABLE MARGIN, SUCH INTEREST RATE TO CHANGE AUTOMATICALLY FROM TIME TO TIME EFFECTIVE AS OF THE EFFECTIVE DATE OF EACH CHANGE IN THE APPLICABLE MARGIN.


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

                     The Borrower and the Co-Borrower may call the Administrative Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made."

       6. Section 4.2.3 of the Credit Agreement is hereby Amended and Restated as follows:

              "4.2.3 Termination Before Expiration Date.

                     the Borrower and the Co-Borrower shall not select, convert to or renew an Interest Period for any portion of the Revolving Credit Loans that would end after the Expiration Date, any portion of the Term Loans A that would end after the Term Loan A Maturity Date, any portion of the Term Loans B that would end after the Term Loan B Maturity Date, OR ANY PORTION OF THE SUPPLEMENTAL TERM LOANS THAT WOULD END AFTER THE SUPPLEMENTAL TERM LOAN MATURITY DATE; and"

       7. Section 4.5 of the Credit Agreement is hereby Amended and Restated as follows:

       "4.5   Selection of Interest Rate Options.

              If the Borrower and the Co-Borrower fail to select a new Interest Period to apply to any Borrowing Tranche of Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2, the Borrower and the Co-Borrower shall be deemed to have converted such Borrowing Tranche to the Revolving Credit Base Rate Option, the Term Loan A Base Rate Option, the Term Loan B Base Rate Option OR THE SUPPLEMENTAL TERM LOAN BASE RATE OPTION, as applicable, commencing upon the last day of the existing Interest Period."

       8. Section 5.3 of the Credit Agreement is hereby amended and restated as follows:

       "5.3   Interest Payment Dates.

              With the exception of that portion of the interest which is payment-in-kind interest in the amount of 450 basis points or 500 basis points, as the case may be, per annum, subject to adjustment as set forth on Schedule 1.1(A) (the "Payment-in-Kind Interest"), interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each January, April, July and October after the date hereof and on the Expiration Date or upon acceleration of the Notes. With the exception of that portion of the interest which is Payment-in-Kind Interest, interest on Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Payment-in-Kind Interest shall be due and payable in cash on DECEMBER 31, 2003, or upon acceleration of the Notes. Interest on the principal amount of each Loan or other monetary Obligations shall be due and payable on demand after such principal amount or other monetary Obligations become due and payable (whether on the stated maturity date, upon acceleration or otherwise)."


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

       9. Section 5.4.1 of the Credit Agreement is hereby amended and restated as follows:

              "5.4.1 Right to Repay.

                     The Borrower and the Co-Borrower shall have the right at their option from time to time to pay the Loans in whole or part without premium or penalty, except for such premiums, penalties and other payments provided for in Section 5.4.3 below or in Section 5.6:

              (i) at any time with respect to any Loan to which the Base Rate Option or Euro-Rate Option applies;

              (ii)   on the date specified in a notice by any Lender pursuant to
Section 4.4 [Euro-Rate Unascertainable] with respect to any Loan to which a Euro-Rate Option applies.

                     Whenever the Borrower and the Co-Borrower desire to repay any part of the Loans, they shall provide a repayment notice to the Administrative Agent at least one (1) Business Day prior to the date of repayment of the Revolving Credit Loans or the Term Loans setting forth the following information:

              (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

              (y) a statement indicating the application of the prepayment between the Revolving Credit Loans and Term Loans, provided however, that all prepayments which relate to the Term Loans shall be applied by the Administrative Agent (a) FIRST, TO THE OUTSTANDING PRINCIPAL BALANCE OF THE SUPPLEMENTAL TERM LOANS, PAYABLE RATABLY TO EACH LENDER WITH A SUPPLEMENTAL TERM LOAN, AND (b) SECOND, to the outstanding principal balance of the Term Loans A and Term Loans B based upon the Ratable Share of such Term Loan to all the Term Loans, and provided further, each Lender with principal outstanding under its Term Loan B shall have the right to refuse such prepayment in accordance with the term of Section 5.5.1[Excess Cash Flow]; and

              (z) the total principal amount of such repayment, which shall not be less than $1,000,000 for any Revolving Credit Loans or Term Loans.

              All repayment notices shall be irrevocable. The principal amount of the Loans for which a repayment notice is given, together with interest (excluding Payment-in-Kind Interest) on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such repayment notice as the date on which the proposed repayment is to be made. All Term Loan prepayments permitted pursuant to this
Section 5.4.1 shall be applied to the unpaid installments of principal of the Term Loans in the inverse order of scheduled maturities. Except as provided in
Section 4.4.3, if the Borrower and the Co-Borrower repay a Loan but fails to specify the applicable Borrowing Tranche which the Borrower and the Co-Borrower are repaying, the repayment shall be applied (i) first to


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Revolving Credit Loans and then to Term Loans, as provided in Section 5.5.1; and
(ii) after giving effect to the allocations in clause (i) above and in the preceding sentence, first to Loans to which the Base Rate Option applies, then to Loans to which the Euro-Rate the Option applies. Any repayment hereunder shall be subject to the Borrower's and the Co-Borrower' Obligation to indemnify the Lenders under Section 5.6.2."

       10. Section 5.5 of the Credit Agreement is hereby amended and restated as follows:

       "5.5   Mandatory Prepayments.

              5.5.1  Excess Cash Flow.

              Within five (5) Business Days of the delivery of the Borrower's annual financial statements pursuant to Section 8.3.3 [Annual Financial Statements] commencing with the financial statements for the fiscal year ended September 30, 2002, but in any event no later than January 5 of each year commencing January 5, 2003 (each, a "Mandatory Prepayment Date"), the Borrower and the Co-Borrower shall make a mandatory prepayment of principal on the Term Loans equal to 75% of Excess Cash Flow for the immediately preceding fiscal year, subject to a credit for voluntary prepayments made pursuant to Section 5.4 [Voluntary Prepayments] during the immediately preceding fiscal year, together with accrued interest (excluding Payment-in-Kind Interest) on such principal amount (each, a "Mandatory Prepayment of Excess Cash Flow"). Each Mandatory Prepayment of Excess Cash Flow shall be applied by the Administrative Agent (a) FIRST, TO THE OUTSTANDING PRINCIPAL BALANCE OF THE SUPPLEMENTAL TERM LOANS, PAYABLE RATABLY TO EACH LENDER WITH A SUPPLEMENTAL TERM LOAN, and (b) second to the outstanding principal balance of the Term Loans A and Term Loans B based upon the Ratable Share of such Term Loan to all the Term Loans, in each case by application to the unpaid installments of principal in the inverse order of scheduled maturities. Upon its receipt of the annual financial statements of the Borrower and receipt of payment by the Borrower and the Co-Borrower of the Mandatory Prepayment of Excess Cash Flow, the Administrative Agent shall give the Lenders with outstanding principal on the Term Loans B notice of the amount of the Mandatory Prepayment of Excess Cash Flow. In the event that any one or more Lender with Term Loans B outstanding elects not to receive its pro rata share of such prepayment, such Lender shall provide written notice of the amount it elects not to receive in prepayment of its Term Loan B, and such amount shall be reallocated to payment of the Term Loans A based upon the Ratable Share of the Lenders with Term Loans A, to be applied by the Lenders with Term Loans A in the inverse order of scheduled maturities. To the extent that a Mandatory Prepayment of Excess Cash Flow exceeds the outstanding principal amount of the Term Loans, such prepayment shall be limited to the amount necessary to prepay the Term Loans in full.

              5.5.2 Sale of Assets; Issuance of Stock; Incurrence of Indebtedness; Casualty Events.

              (i) UPON THE "CLOSING DATE" AS DEFINED IN THE RAC AGREEMENT APPROVED BY THE LENDERS PURSUANT TO THE CONSENT AGREEMENT, THE LOAN PARTIES SHALL (x) FUND INTO A CASH COLLATERAL ACCOUNT UNDER THE SOLE CONTROL OF THE ADMINISTRATIVE AGENT (THE "RAC CASH COLLATERAL ACCOUNT") $24,500,000 TO BE USED BY THE LOAN PARTIES FOR THE PAYMENT OF CERTAIN OF THE LOAN PARTIES' EXPENSES INCURRED AS A RESULT OF THE


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

       SALE UNDER THE RAC AGREEMENT, AND (y) MAKE A MANDATORY PREPAYMENT OF PRINCIPAL TO THE ADMINISTRATIVE AGENT EQUAL TO THE NET AFTER-TAX CASH PROCEEDS OF THE SALE TO RAC MINUS THE AMOUNT FUNDED INTO THE CASH COLLATERAL ACCOUNT. EACH MANDATORY PREPAYMENT UNDER THE PRECEDING SENTENCE SHALL BE APPLIED BY THE ADMINISTRATIVE AGENT (a) FIRST, TO THE OUTSTANDING PRINCIPAL BALANCE OF THE SUPPLEMENTAL TERM LOANS, PAYABLE RATABLY TO EACH LENDER WITH A SUPPLEMENTAL TERM LOAN, (b) SECOND, TO THE REVOLVING CREDIT LOANS IN THE AMOUNT OF $5,000,000, AND (c) THIRD, TO THE OUTSTANDING PRINCIPAL BALANCE OF THE TERM LOANS A AND TERM LOANS B BASED UPON THE RATABLE SHARE OF SUCH TERM LOANS TO ALL THE TERM LOANS A AND TERM LOANS B, IN EACH CASE BY APPLICATION TO THE UNPAID INSTALLMENTS OF PRINCIPAL IN THE INVERSE ORDER OF SCHEDULED MATURITIES. UPON THE DATE OF ANY SUBSEQUENT PAYMENTS MADE BY RAC TO THE LOAN PARTIES UNDER THE RAC AGREEMENT FOR CONSIDERATION TO BE PAID BY RAC AFTER SUCH CLOSING DATE, THE LOAN PARTIES SHALL MAKE A MANDATORY PREPAYMENT OF PRINCIPAL TO THE ADMINISTRATIVE AGENT IN THE AMOUNT OF THE NET AFTER TAX PROCEEDS OF SUCH PAYMENTS, TO BE APPLIED BY THE ADMINISTRATIVE AGENT TO THE OUTSTANDING PRINCIPAL BALANCE OF THE TERM LOANS A AND TERM LOANS B BASED UPON THE RATABLE SHARE OF SUCH TERM LOANS TO ALL THE TERM LOANS A AND TERM LOANS B, IN EACH CASE BY APPLICATION TO THE UNPAID INSTALLMENTS OF PRINCIPAL IN THE INVERSE ORDER OF SCHEDULED MATURITIES. ON THE EARLIEST OF (x) THE SIX MONTH ANNIVERSARY OF THE CLOSING DATE, AS DEFINED IN THE RAC AGREEMENT,
       (y) THE BORROWER'S CERTIFICATION THAT ALL EXPENSES INCURRED BY THE LOAN PARTIES AS A RESULT OF THE SALE UNDER THE RAC AGREEMENT HAVE BEEN PAID OR SATISFIED, OR (z) THE ACCELERATION OF THE LOANS UNDER SECTION 9.2, THE FUNDS REMAINING IN THE CASH COLLATERAL ACCOUNT SHALL BE APPLIED BY THE ADMINISTRATIVE AGENT TO THE OUTSTANDING PRINCIPAL BALANCE OF THE TERM LOANS A AND TERM LOANS B BASED UPON THE RATABLE SHARE OF SUCH TERM LOANS TO ALL THE TERM LOANS A AND TERM LOANS B, IN EACH CASE BY APPLICATION TO THE UNPAID INSTALLMENTS OF PRINCIPAL IN THE INVERSE ORDER OF SCHEDULED MATURITIES.

              (ii) Within five (5) Business Days of any sale of assets authorized by Section 8.2.7(ii), (iv) or (v), exclusive of the sale to RAC under the RAC Agreement, and if the net after-tax cash proceeds of such sale, when aggregated with all such prior asset sales in the same fiscal year of the Borrower, is equal to or greater than $250,000, the Borrower and the Co-Borrower shall make a mandatory prepayment of principal equal to the net after-tax cash proceeds of such sale to the extent the aggregate net after-tax cash proceeds of such sale and all prior such assets sales in the fiscal year exceed $250,000 (as estimated in good faith by the Borrower and the Co-Borrower). At the time of any issuance of equity by the Borrower authorized by Section 8.2.13(iv), then simultaneously with the issuance of such capital stock by the Borrower, the Borrower shall make a mandatory prepayment of principal equal to the net after-tax cash proceeds of such issuance. In the event that the Required Lenders permit the incurrence of Indebtedness other than as permitted under Section 8.2.1, the Borrower shall make a mandatory prepayment of principal equal to the net cash proceeds of such Indebtedness. In the event that the Administrative Agent does not disburse insurance proceeds in excess of $250,000 to the Loan Parties pursuant to Section 8.1.3, such proceeds shall be applied as a mandatory prepayment of principal equal to the amount of such insurance proceeds. All prepayments pursuant to this Section 5.5.2 (ii) shall be applied in accordance with the provisions of Section 5.5.1, and upon payment in full of the Term Loans, then as a


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

       permanent reduction to the Revolving Credit Commitments. In the event that any one or more Lenders with Term Loans B outstanding elects not to receive its pro rata share of such prepayments, such Lender shall provide written notice of the amount it elects not to receive in prepayment of its Term Loan B, and such amount shall be reallocated to payment of the Term Loans A based upon the Ratable Share of the Lenders with Term Loans A, to be applied by the Lenders with Term Loans A in the inverse order of scheduled maturities.

              5.5.3  Application Among Interest Rate Options.

                     All prepayments required pursuant to this Section 5.5 shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to the Base Rate Option, then to Loans subject to a Euro-Rate Option. In accordance with Section 5.6.2, the Borrower and the Co-Borrower shall indemnify the Lenders for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Loans subject to a Euro-Rate Option on any day other than the last day of the applicable Interest Period."

       11. The following new Section 11.20 is hereby inserted in the Credit Agreement immediately following Section 11.19 of the Credit Agreement:

              "11.20 Amendment of Terms of Supplemental Term Loans.

                     Without the written consent of all the Lenders which have Supplemental Term Loan Commitments and until the Supplemental Term Loans are paid in full, no agreement or amendment may be made, the effect of which is to
(i) increase the amount of the Supplemental Term Loan Commitment of such Lender without such Lender's written consent, (ii) extend the Supplemental Term Loan Maturity Date, (iii) extend the time for any regularly scheduled payment or prepayment (including payment upon the Closing Date under the RAC Agreement) of principal or interest of any Supplemental Term Loan, reduce the principal amount of or the rate of interest borne by any Supplemental Term Loan, or reduce any fee payable to the Supplemental Term Loan Lenders, or (iv) except for sales of assets permitted by Section 8.2.7, release any Collateral, any Guarantor from its Obligations under the Guaranty Agreement or any other security for the Supplemental Term Loans."

       12. Schedule 1.1(A) to the Credit Agreement is hereby amended and restated as set forth on the revised Schedule 1.1 (A) attached to this Amendment.

       13. In consideration for the Supplemental Term Loans Commitments and Supplemental Term Loans, the Borrower and the Co-Borrower hereby agree to pay to each Lender providing a Supplemental Term Loan Commitment a closing fee in an amount equal to 250 basis points of each such Lender' Supplemental Term Loan Commitment, which fee shall be deemed to be earned as of the date of this Amendment.

       14. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

       (a) The representations and warranties of the Loan Parties contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Loan Parties shall have performed and complied with all covenants and conditions under the Loan Documents and hereof; no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents shall have occurred and be continuing or shall exist, and an Authorized Officer shall have delivered to the Administrative Agent for the benefit of each Lender a duly executed certificate dated the date hereof certifying as to the items in this Section 14(a).

       (b) Organization, Authorization and Incumbency. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of the Borrower, the Co-Borrower and each Guarantor, certifying as appropriate as to:

              (i) all action taken by such party in connection with this Amendment and the other Loan Documents;

              (ii) the names of the officer or officers authorized to sign this Amendment and the true signatures of such officer or officers; and

              (iii) copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, or a certification by the Secretary or Assistant Secretary of such Loan Party that no change to such documents has been effected from the certified copies delivered to the Agent and the Lenders in connection with Amendment No. 6 to the Credit Agreement.

       (c) There shall be delivered to the Administrative Agent a written opinion of counsel dated as of the date hereof Hodgson Russ LLP, counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent with respect to this Amendment and the Supplemental Term Loan Notes.

       (d) All consents required to effectuate the transactions contemplated hereby shall have been obtained and copies thereof shall have been delivered to the Administrative Agent for the benefit of the Lenders.

       (e) Each of the Guarantors, by its execution below of this Amendment, hereby confirms its continuing obligations under the Guaranty Agreement and the other Loan Documents to which it is a party or to which it joined pursuant to a Guarantor Joinder, and each of the Guarantors hereby confirms its continuing obligations under the Guaranty by execution and delivery of this Amendment. Each of the Guarantors represents and warrants that it is a party to the Guaranty Agreement, either by execution of the Guaranty Agreement or by joinder to the Guaranty Agreement in accordance with the provisions of Section 11.18 of the Credit Agreement.

       (f) All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent, the Administrative Agent shall have received from the Loan Parties and the Required Lenders an executed original of this Amendment and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent.

       (g) The Borrower and the Co-Borrower shall pay or cause to be paid (i) to the Administrative Agent for the account of each Lender which provides a Supplemental Term Loan Commitment the fees provided for in Section 13 of this Amendment.

       15. Except as otherwise expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

       16. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

       17. This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction of all conditions set forth in Section 14 hereof and (ii) receipt by the Administrative Agent of duly executed original counterparts of this Amendment from the Loan Parties, the Required Lenders and each Lender with a Supplemental Term Loan Commitment, and from and after such date, this Amendment shall be binding upon the Borrower, the Co-Borrower, each Guarantor, each Lender and the Administrative Agent and their respective successors and assigns permitted by the Credit Agreement.

                              [INTENTIONALLY BLANK]

         [SIGNATURE PAGE 1 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]


       IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment No. 9 to Credit Agreement to be executed and delivered as of the day and year first above written.


                                          RENT-WAY, INC., "Borrower"


                                          By: /s/ William A. McDonnell
                                             -----------------------------------
                                          Name: William A. McDonnell
                                          Title: Vice President
[Seal]

                                          RENT-WAY OF TTIG, L.P., "Co-Borrower"
                                          By: Rent-Way Developments, Inc.,
                                          its General Partner


                                          By: /s/ William A. McDonnell
                                             -----------------------------------
                                          Name: William A. McDonnell
                                          Title: Vice President
[Seal]

                                          ACTION RENT-TO-OWN HOLDINGS OF
                                          SOUTH CAROLINA, INC., "Guarantor"


                                          By: /s/ William A. McDonnell
                                             -----------------------------------
                                          Name: William A. McDonnell
                                          Title: Vice President
[Seal]

         [SIGNATURE PAGE 2 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]


                                          RENT-WAY OF TOMORROW, INC.
                                          "Guarantor"


                                          By: /s/ William A. McDonnell
                                             -----------------------------------
                                          Name: William A. McDonnell
                                          Title : Vice President
[Seal]

                                          RENT-WAY OF MICHIGAN, INC.
                                          "Guarantor"


                                          By: /s/ William A. McDonnell
                                             -----------------------------------
                                          Name: William A. McDonnell
                                          Title: Vice President
[Seal]

                                          RENT-WAY DEVELOPMENTS, INC.
                                          "Guarantor"


                                          By: /s/ William A. McDonnell
                                             -----------------------------------
                                          Name: William A. McDonnell
                                          Title: Vice President
[Seal]

         [SIGNATURE PAGE 3 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]


                                          NATIONAL CITY BANK OF PENNSYLVANIA,
                                          as Administrative Agent
                                          and as a Lender



                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------

         [SIGNATURE PAGE 4 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]


                                        BANK OF AMERICA, N.A., as Documentation
                                        Agent and as a Lender

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

         [SIGNATURE PAGE 5 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]


                                        HARRIS TRUST AND SAVINGS BANK, as a
                                        Syndication Agent and as a Lender


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

         [SIGNATURE PAGE 6 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]


                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

         [SIGNATURE PAGE 7 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        SUNTRUST BANK


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

         [SIGNATURE PAGE 8 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        MANUFACTURERS AND TRADERS TRUST COMPANY


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

         [SIGNATURE PAGE 9 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        U.S. BANK, NATIONAL ASSOCIATION,
                                        successor to Firstar Bank,
                                        National Association

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 10 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        FLEET NATIONAL BANK


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 11 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        FIRST DOMINION FUNDING II


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 12 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        FRANKLIN FLOATING RATE TRUST


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 13 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        successor to Heller Financial


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 14 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]


                                        ARCHIMEDES FUNDING II, LTD.
                                        By: ING Capital Advisors, LLC
                                            as Collateral Manager


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 15 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        ARCHIMEDES FUNDING III, LTD.
                                        By: ING Capital Advisors, LLC
                                            as Collateral Manager


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 16 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        SEQUILS-ING I (HBDGM), LTD.
                                        By: ING Capital Advisors, LLC
                                            as Collateral Manager and Authorized
                                            Signatory


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 17 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        AVALON CAPITAL LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Portfolio Advisor


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 18 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        CHARTER VIEW PORTFOLIO
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Investment Advisor


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------



                                        DIVERSIFIED CREDIT PORTFOLIO LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Investment Advisor


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------



                                        AIM FLOATING RATE FUND
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Attorney in fact


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 19 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                     By:
                                        -------------------------------------
                                     Title:
                                           ----------------------------------

        [SIGNATURE PAGE 20 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        SIMSBURY CLO, LIMITED
                                        By: Mass Mutual Life Insurance Company
                                            as Collateral Manager

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 21 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        SUFFIELD CLO, LIMITED
                                        By: David L. Babson & Company Inc.,
                                            as Collateral Manager


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 22 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 23 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        VAN KAMPEN PRIME RATE INCOME TRUST


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 24 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        VAN KAMPEN SENIOR INCOME TRUST


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 25 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        PPM SPYGLASS FUNDING TRUST


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

         [SIGNATURE PAGE 26 OF 43TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        OLYMPIC FUNDING TRUST SERIES 1999-1


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 27 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        KZH RIVERSIDE LLC


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 28 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        FIFTH THIRD BANK (NORTHEASTERN OHIO)


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 29 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        BANK ONE, N.A.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 30 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        MUIRFIELD TRADING LLC


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 31 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        FIRST DOMINION FUNDING I


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 32 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        KATONAH I, LTD.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 33 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        AMARA 2 FINANCE LTD
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Financial Manager


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 34 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        AERIES FINANCE-II LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Sub-Managing Agent


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 35 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        AVALON CAPITAL LTD. 2
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Portfolio Advisor


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 36 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                     CERES II FINANCE LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         as Sub-Managing Agent (Financial)


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

        [SIGNATURE PAGE 37 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        Endurance CLO I, Ltd
                                        By: ING Capital Advisors LLC, as
                                            Portfolio Manager


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 38 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        KZH ING-2 LLC


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 39 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        CENTURION CDO II, LTD.
                                        By: American Express Asset Management
                                            Group Inc.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 40 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        WILBRAHAM CBO LTD.
                                        By: David L. Babson & Company Inc.,
                                            as Investment Manager


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 41 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        FRANKLIN FLOATING RATE MASTER SERIES


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 42 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        KZH STERLING LLC


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

        [SIGNATURE PAGE 43 OF 43 TO AMENDMENT NO. 9 TO CREDIT AGREEMENT]



                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                 SCHEDULE 1.1(A)

                                  PRICING GRID

--------------------------------------------------------------------------------------------------------------------------
                            Revolving Credit, Term
                           Loan A AND SUPPLEMENTAL     Revolving Credit, Term
                             TERM LOAN Euro-Rate      Loan A AND SUPPLEMENTAL        Term Loan B        Term Loan B Base
                             Spread and Letter of       TERM LOAN Base Rate       Euro-Rate Spread*     Rate Spread rate*
                                 Credit Fee*                  Spread*
--------------------------------------------------------------------------------------------------------------------------
Current Pay                          5.5%                      4.5%                    6.0%                  5.0%
--------------------------------------------------------------------------------------------------------------------------
Payment in Kind                      4.5%**                    4.5%**                  5.0%**                5.0%**
--------------------------------------------------------------------------------------------------------------------------
Total Applicable Margin to          10.0%                      9.0%                   11.0%                 10.0%
be added to Euro-Rate or
Base Rate
--------------------------------------------------------------------------------------------------------------------------

       * The default rate in Section 4.3 may increase these interest rates.

       ** If the Leverage Ratio is less than or equal to 2.0 to 1.0, as calculated in accordance with Section 8.2.16, at the end of any fiscal quarter of the Borrower beginning with and subsequent to the fiscal quarter ended June 30, 2003, the Payment in Kind margin shall be reduced from 4.5% and 5.0% (as the case may be) to 2.0%, effective as of the first day of the month following the due date for the delivery of the Compliance Certificate evidencing such reduction in the Leverage Ratio on or after such date; provided however, that such margin shall be restored to 4.5% and 5.0% (as the case may be) if the Leverage Ratio is greater than 2.0 to 1.0 as calculated at the end of any subsequent fiscal quarter, such increase to be effective as of the first day of the month following the due date for the delivery of the Compliance Certificate evidencing such increase in the Leverage Ratio.

                                 SCHEDULE 1.1(C)

                   SUPPLEMENTAL TERM LOAN COMMITMENT SCHEDULE

-------------------------------------------------------------------------------

            SUPPLEMENTAL TERM                      SUPPLEMENTAL TERM
               LOAN LENDER                          LOAN COMMITMENT

-------------------------------------------------------------------------------
            NATIONAL CITY BANK                       $ 2,000,000.00
             OF PENNSYLVANIA
-------------------------------------------------------------------------------
      HARRIS TRUST AND SAVINGS BANK                  $ 2,000,000.00
-------------------------------------------------------------------------------
   MASSACHUSETTS MUTUAL LIFE INSURANCE               $ 1,375,000.00
                 COMPANY

-------------------------------------------------------------------------------
             VAN KAMPEN PRIME                        $ 1,000,000.00
            RATE INCOME TRUST
-------------------------------------------------------------------------------
      VAN KAMPEN SENIOR INCOME TRUST                 $ 1,000,000.00
-------------------------------------------------------------------------------
          CHARTER VIEW PORTFOLIO                     $   750,000.00
-------------------------------------------------------------------------------
            AIM FLOATING RATE                        $   250,000.00
                   FUND

-------------------------------------------------------------------------------
 MANUFACTURERS AND TRADERS TRUST COMPANY             $   750,000.00
-------------------------------------------------------------------------------
               LASALLE BANK                          $   875,000.00
           NATIONAL ASSOCIATION                      --------------
-------------------------------------------------------------------------------
             TOTAL                                   $10,000,000.00
                                                     ==============
-------------------------------------------------------------------------------